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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2002

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-28217                                          59-3218138
(Commission File Number)                      (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 953-6600
              (Registrant's Telephone Number, Including Area Code)


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                              ITEM 5. OTHER EVENTS

On April 23, 2002, the Registrant reported financial results for the quarter ended March 31, 2002.

A press release dated April 23, 2002 announcing this transaction is attached hereto as Exhibit 99.1.


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

EXHIBIT
NUMBER     EXHIBIT TITLE
-------    -------------

 99.1      Press Release dated April 23, 2002



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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AirNet Communications Corporation


                                       By:  /s/ Joseph Gerrity
                                          -------------------------------------
                                           Joseph Gerrity
                                           Vice President of Finance &
                                           Chief Financial Officer
Date: April 24, 2002



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER    EXHIBIT TITLE
-------   -------------

 99.1     Press Release dated April 23, 2002



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